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                                                                    EXHIBIT 10.3

                        AGREEMENT AND RELEASE OF CLAIMS

        This Agreement and Release of Claims (hereinafter "Agreement") is entered into between David L. Gellatly ("Employee") and Micro Linear Corporation for the benefit of Micro Linear Corporation and all of its past, present and future parents, subsidiaries, affiliates, predecessors, and successor organizations and all of its past and present officers, directors, shareholders, managing agents and employees (collectively referred to as "the Company"). In consideration for certain benefits to be provided to him by the Company pursuant to the terms of a letter agreement between the Company and Employee dated May 21, 2002 (the "Termination Agreement") and described below, and the mutual promises contained in this Agreement, Employee has agreed to resolve any and all claims, which he may have against the Company in accordance with the terms of this Agreement. He acknowledges that such consideration is given in exchange for his signing this Agreement, and that he is not otherwise entitled to receive such consideration from the Company. He understands such consideration is given in order to avoid costly, time-consuming proceedings and is not an admission of any wrongdoing by the Company.

1. Employee understands that his employment with the Company ends effective May 27, 2002 (the "Termination Date").

2. In exchange for entering into this Agreement, Employee understands and agrees that, pursuant to the terms of the Termination Agreement, (a) the stock options granted to him by the Company under the 1991 Stock Option Plan and the 1998 Nonstatutory Stock Option Plan will be amended to become fully vested on the Termination Date, (b) the options granted to him under the 1991 Stock Option Plan will be amended to continue Employee's right to exercise during the period that Employee continues to serve as a member of the Board of Directors of the Company, and (c) all of the options will be amended to provide that they will remain exercisable for twelve months after termination of service as a director (or until expiration of the option term, if earlier).

3. Employee agrees that the above listed separation package described in Section 2 is in full satisfaction of any claims, liabilities, demands or causes of action, known or unknown, that he ever had, now has or may claim to have had against the Company or any parents, subsidiaries, directors, officers, shareholders, employees or agents of the Company as of the date of this Agreement, excepting claims for workers' compensation insurance or unemployment insurance benefits. Any such claims, including claims for breach of contract, bad faith, breach of the implied covenant of good faith and fair dealing, age discrimination, racial discrimination, disability discrimination, sex discrimination, retaliation, any tort claims, including wrongful discharge, intentional or negligent infliction of emotional distress, intentional or negligent misrepresentation, invasion of privacy, defamation, loss of consortium, breach of fiduciary duty, assault, battery, sexual battery, violation of public policy or any other common law claim of any kind, any violation or alleged violation of Title VII of the Civil Rights Act of 1964, as amended, the Equal Pay Act, as amended, the Fair Labor Standards Act, the Employee Retirement Income Security Act, the Americans With Disabilities Act, the Family and Medical Leave Act, the California Family Rights Act, the California Fair Employment and Housing Act, any provisions of California Labor Code Division 2, Part 1, Chapter 1, the California Unemployment Insurance Act, the California Workers' Compensation Act, the Civil Rights Act of 1866, the Consolidated Omnibus Budget Reconciliation Act, and California Labor Code
Section 1102.5, and any claim relating to or arising under any other local, state or federal statute, regulation or principle of common law governing the employment of individuals and/or discrimination in employment. This release extends to any and all administrative or criminal


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charges whether before the Equal Employment Opportunity Commission or the
Department of Fair Employment and Housing or any other court or agency to which employee currently is or shall later become a party. Should employee ever become a party to any such proceeding, he shall immediately ask any such administrative agency or court to withdraw any such charge as to him.

4. On May __, 2002, Employee signed the attached amended and restated Nondisclosure and Confidentiality Agreement regarding confidential information and intellectual property in which he agreed to protect Company confidential information both during and after his employment. That agreement is incorporated by reference here. As a condition of accepting the separation package set forth in Section 2 above, Employee reaffirms his obligation to keep secret all confidential information that belongs to the Company.

5. Employee agrees to return all property that belongs to the Company.

6. Employee hereby expressly waives the provisions of California Civil Code section 1542, regarding the waiver of unknown claims. California Civil Code section 1542 provides as follows:

      A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

7. As a condition of accepting the separation package set forth in Section 2, Employee agrees to keep confidential the terms of this Agreement and any negotiations or discussions leading thereto. He understands that he is permitted to disclose these terms to his accountant, attorney, any advisor as described in
Section 10 below, and his spouse, if any, or if required by law.

8. If any term of this Agreement is held to be invalid, void or unenforceable, the remainder of this Agreement shall remain in full force and effect and shall in no way be affected, and the parties shall use their best efforts to find an alternative way to achieve the same result.

9. The provisions of this Agreement and the Termination Agreement set forth the entire agreement between Employee and the Company concerning his separation package and the termination of his employment; provided, however, that this Agreement does not supersede his obligations to maintain the confidentiality of Company information, whether arising from the Nondisclosure and Confidentiality Agreement referred to above in Section 4, or from operation of law. Any other promises, written or oral, are replaced by the provisions of this Agreement, and are no longer effective unless they are contained in this document. This Agreement can only be changed in writing, signed by the Employee and the Chief Executive Officer of the Company.

10. EMPLOYEE HAS BEEN ADVISED AND UNDERSTANDS THAT HE HAS TWENTY-ONE (21) DAYS TO DECIDE WHETHER OR NOT TO SIGN THIS AGREEMENT. THIS PERIOD IS DESIGNED TO ALLOW HIM TO CONSULT WITH A FINANCIAL ADVISOR, ACCOUNTANT, ATTORNEY OR ANYONE ELSE WHOSE ADVICE HE CHOOSES TO SEEK. THE COMPANY ADVISES EMPLOYEE TO CONSULT WITH AN ATTORNEY.

11. EMPLOYEE HAS BEEN ADVISED AND UNDERSTANDS THAT AFTER SIGNING THIS DOCUMENT HE HAS SEVEN (7) DAYS TO REVOKE HIS AGREEMENT TO THE TERMS OF THIS DOCUMENT. ANY REVOCATION SHOULD BE IN WRITING AND SHOULD BE DELIVERED TO MICRO LINEAR CORPORATION, 2092 CONCOURSE DRIVE,


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SAN JOSE, CA 95131, ATTN: CHIEF FINANCIAL OFFICER, BY 5:00 P.M. AT THE END OF
THE SEVENTH DAY AFTER SIGNING THIS DOCUMENT OR SHOULD BE MAILED TO THE ATTENTION OF THE CHIEF FINANCIAL OFFICER AT THAT SAME ADDRESS BY CERTIFIED MAIL, POSTMARKED NO LATER THAN SEVEN (7) DAYS AFTER SIGNING THIS AGREEMENT. THIS AGREEMENT WILL NOT BECOME EFFECTIVE UNTIL THE SEVEN (7) DAY REVOCATION PERIOD HAS PASSED.

12. By signing below, Employee acknowledges that he is entering into this Agreement knowingly and voluntarily. In addition, he hereby acknowledges by his signature that he has carefully read and fully understand all the provisions of this Agreement, that he has been given the opportunity to consult with an attorney regarding its terms, and that he has been given the opportunity to take at least twenty-one days to consider this Agreement.


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        By my signature, I agree to the terms set forth above and I agree to this Agreement and Release of Claims.

Date: June 7, 2002



                                           /s/ David L. Gellatly
                                           ------------------------------------
                                           David L. Gellatly

Date: June 7, 2002



                                           MICRO LINEAR CORPORATION


                                           By: /s/ Michael W. Schradle
                                              ----------------------------------

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